AXP(R)
                                                                        Emerging
                                                                    Markets Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
 Express
Funds

(icon of) compass

AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Expanding Your  Opportunities

As free enterprise expands around the world, so do investment opportunities. Some of the most exciting ones can be found in the so-called "emerging markets" -- smaller economies located largely in Asia, Latin America and Eastern Europe. Attracted by their rapid growth potential, many aggressive investors have made these markets, which have a higher-than-average risk level, an integral part of their portfolios.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                                     3

From the Portfolio Manager                                            3

Fund Facts                                                            5

The 10 Largest Holdings                                               6

Making the Most of the Fund                                           7

The Fund's Long-term Performance                                      8

Board Members and Officers                                            9

Independent Auditors' Report (Fund)                                  11

Financial Statements (Fund)                                          12

Notes to Financial Statements (Fund)                                 15

Independent Auditors' Report
     (Portfolio)                                                     22

Financial Statements (Portfolio)                                     23

Notes to Financial Statements
     (Portfolio)                                                     25

Investments in Securities                                            28

Federal Income Tax Information                                       31

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2   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,



Arne H. Carlson

(picture of) Julian Thompson
Julian Thompson
Portfolio manager

From the Portfolio Manager

Stocks in emerging markets took their cue from a slumping U.S. stock market during the past 12 months, and AXP Emerging Markets Fund's performance reflected the unfavorable environment. Its Class A shares lost 23.28% (excluding the sales charge) for the fiscal year -- November 2000 through October 2001. This result compares with a loss of 22.21% for the Lipper Emerging Markets Funds Index (a group of mutual funds commonly used to measure the performance of funds such as this).

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3   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

PROFIT MELTDOWN
The principal driving force for much of the 12 months was the deteriorating U.S. economy, which sharply reduced demand for exports from emerging markets and punished corporate profits. That was especially evident in the technology sector, whose staggering decline took a toll on tech-related stocks around the globe, particularly the Asian markets. Later in the period, stocks in Latin America came under pressure as a result of a debt crisis in Argentina. Although the emerging markets managed a couple of rallies -- one last January and another in the spring -- each was soon overcome by a substantial downturn, the final one sparked by the September terrorist attacks in the U.S.

With the exception of Mexico, South Korea, Thailand and Russia, which were able to largely hold their ground over the 12 months, virtually all emerging markets experienced substantial losses. Notable examples included Brazil, whose currency fell sharply, and Taiwan; each was down in the neighborhood of 40%, measured in U.S. dollars. The Fund had healthy exposures to the latter two countries, and suffered accordingly. Also having a decidedly negative effect on performance were investments in China and India, each of which experienced double-digit losses. South Africa, which was among the Fund's largest investments, fared better, but still finished in the loss column.

Looking at changes to the portfolio, I increased holdings in Asia early in the period, then reduced them during the final several months as economies in that region came under pressure from the technology sector's woes. As the Argentine debt crisis deepened, I reduced Latin American investments, especially in Brazil. On a stock sector basis, to cushion the Fund against potential ongoing weakness, I trimmed tech-related investments, built up cash reserves and added "defensive" stocks in the consumer staple, pharmaceutical, financial services and commodity areas. All told, the Fund held stocks in 19 countries. On a geographical basis, the biggest investment was in Asia, followed by Latin America and the Middle East/Eastern Europe.

As we begin a new fiscal year, the emerging markets continue to face some hurdles, but the potential for an improving global economy has injected a note of cautious optimism into the outlook. Therefore, I have begun to take a more aggressive approach with the portfolio by reducing the defensive holdings and adding to areas such as information technology, particularly in Asia, and reducing cash reserves. In terms of countries, current favorites include South Korea, Mexico, South Africa, Taiwan and Russia.

Julian Thompson

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4   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.69
Oct. 31, 2000                                                     $4.81
Decrease                                                          $1.12

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -23.28%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.56
Oct. 31, 2000                                                     $4.67
Decrease                                                          $1.11

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -23.77%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.56
Oct. 31, 2000                                                     $4.68
Decrease                                                          $1.12

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -23.93%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.72
Oct. 31, 2000                                                     $4.83
Decrease                                                          $1.11

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -22.98%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                                            Percent               Value
                                                        (of net assets)   (as of Oct. 31, 2001)
Telefonos de Mexico ADR Cl L (Mexico)                        4.5%             $9,669,498
Taiwan Semiconductor Mfg (Taiwan)                            3.1               6,792,346
H&CB (South Korea)                                           2.8               6,084,382
SK Telecom (South Korea)                                     2.7               5,772,568
Grupo Financiero BBVA Bancomer Cl O (Mexico)                 2.7               5,761,533
OTP Bank ADR (Hungary)                                       2.4               5,230,891
Dr. Reddy's Laboratories (India)                             2.3               4,925,007
Sasol (South Africa)                                         2.2               4,797,842
South African Breweries (South Africa)                       2.0               4,418,289
Remgro (South Africa)                                        2.0               4,369,929

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 26.7% of net assets

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6   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

The Fund's Long-term Performance

               Value of your $10,000 in AXP Emerging Markets Fund
(line chart)

$20,000


$9,425                                                                  $7,165
                               Lipper Emerging            AXP Emerging Markets
                           Markets Funds Index                    Fund Class A
                                                  MSCI Emerging
                                             Markets Free Index

12/1/96        10/97          10/98          10/99          10/00          10/01

Average Annual Total Returns (as of Oct. 31, 2001)

                                             1 year       Since inception
AXP Emerging Markets Fund
   Class A                                   -27.69%          -6.49%*
   Class B                                   -26.82%          -6.27%*
   Class C                                   -24.69%         -28.92%**
   Class Y                                   -22.98%          -5.18%*

  * Inception date was Nov. 13, 1996.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 12/1/96 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $222. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Index. In comparing AXP Emerging Markets Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
H. Brewster Atwater, Jr.     Board member   Retired chair and
4900 IDS Tower               since 1996     chief executive
Minneapolis, MN 55402                       officer, General
Born in 1931                                Mills, Inc.
                                            (consumer foods)
---------------------------- -------------- ------------------- -------------------
Arne H. Carlson              Chair of the   Chair, Board
901 S. Marquette Ave.        Board since    Services
Minneapolis, MN              1999           Corporation
55402                                       (provides
Born in 1934                                administrative
                                            services to
                                            boards), former
                                            Governor of
                                            Minnesota
---------------------------- -------------- ------------------- -------------------
Lynne V. Cheney              Board member   Distinguished       The Reader's
American Enterprise          since 1994     Fellow, AEI         Digest
Institute for Public                                            Association Inc.
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.
20036
Born in 1941
---------------------------- -------------- ------------------- -------------------
Livio D. DeSimone            Board member   Retired chair of    Cargill,
30 Seventh Street East       since 2001     the board and       Incorporated
Suite 3050                                  chief executive     (commodity
St. Paul, MN 55101-4901                     officer,            merchants and
Born in 1936                                Minnesota Mining    processors),
                                            and Manufacturing   Target
                                            (3M)                Corporation
                                                                (department
                                                                stores), General
                                                                Mills, Inc.
                                                                (consumer foods),
                                                                Vulcan Materials
                                                                Company
                                                                (construction
                                                                materials/chemicals)
                                                                and Milliken &
                                                                Company (textiles
                                                                and chemicals)
---------------------------- -------------- ------------------- -------------------
Ira D. Hall                  Board member   Treasurer, Texaco
Texaco, Inc.                 since 2001     Inc. since 1998.
2000 Westchester Avenue                     Prior to that,
White Plains, NY 10650                      director,
Born in 1944                                International
                                            Operations IBM
                                            Corp.
---------------------------- -------------- ------------------- -------------------
Heinz F. Hutter              Board          Retired president
P.O. Box 2187                member         and chief
Minneapolis, MN              since 1994     operating
55402                                       officer, Cargill,
Born in 1929                                Incorporated
                                            (commodity
                                            merchants and
                                            processors)
---------------------------- -------------- ------------------- -------------------
Anne P. Jones                Board member   Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985     consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- -------------- ------------------- -------------------
William R. Pearce            Board          RII Weyerhaeuser
2050 One Financial Plaza     member         World Timberfund,
Minneapolis, MN 55402        since 1980     L.P. (develops
Born in 1927                                timber resources)
                                            - management
                                            committee; former
                                            chair, American
                                            Express Funds
---------------------------- -------------- ------------------- -------------------

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9   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
Alan K. Simpson              Board member   Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997     United States       (bio-pharmaceuticals)
Cody, WY 82414                              Senator for
Born in 1931                                Wyoming
---------------------------- -------------- ------------------- -------------------
C. Angus Wurtele             Board          Retired chair of    Bemis Corporation
4900 IDS Tower               member         the board and       (packaging)
Minneapolis, MN 55402        since 1994     chief executive
Born in 1934                                officer,  The
                                            Valspar
                                            Corporation
---------------------------- -------------- ------------------- -------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
David R. Hubers              Board          Retired chief       Chronimed Inc.
50643 AXP Financial Center   member         executive officer   (specialty
Minneapolis, MN 55474        since 1993     and director of     pharmaceutical
Born in 1943                                AEFC                distribution), RTW
                                                                Inc. (manages
                                                                workers
                                                                compensation
                                                                programs), Lawson
                                                                Software, Inc.
                                                                (technology based
                                                                business
                                                                applications)
---------------------------- -------------- ------------------- --------------------
John R. Thomas               Board          Senior vice
50652 AXP Financial Center   member         president -
Minneapolis, MN 55474        since 1987,    information and
Born in 1937                 president      technology of
                             since 1997     AEFC
---------------------------- -------------- ------------------- --------------------
The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
John M. Knight               Treasurer      Vice president -
50005 AXP Financial Center   since 1999     investment
Minneapolis, MN 55474                       accounting of
Born in 1952                                AEFC
---------------------------- -------------- ------------------- --------------------
Leslie L. Ogg                Vice           President of
901 S. Marquette Ave.        president,     Board Services
Minneapolis, MN 55402        general        Corporation
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- -------------- ------------------- --------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
10   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Emerging Markets Fund (a series of AXP Global Series, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001, and the financial highlights for each of the years in the four-year period ended October 31, 2001 and for the period from November 13, 1996 (commencement of operations) to October 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Emerging Markets Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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11   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Emerging Markets Fund

Oct. 31, 2001
Assets
Investment in Emerging Markets Portfolio (Note 1)                                            $ 216,018,107
                                                                                             -------------

Liabilities
Accrued distribution fee                                                                             3,010
Accrued transfer agency fee                                                                          2,741
Accrued administrative services fee                                                                    598
Other accrued expenses                                                                              69,352
                                                                                                    ------
Total liabilities                                                                                   75,701
                                                                                                    ------
Net assets applicable to outstanding capital stock                                           $ 215,942,406
                                                                                             =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                     $     592,178
Additional paid-in capital                                                                     381,015,196
Undistributed net investment income                                                                      1
Accumulated net realized gain (loss) (Note 4)                                                 (157,411,710)
Unrealized appreciation (depreciation) on investments and on translation
     of assets and liabilities in foreign currencies                                            (8,253,259)
                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                     $ 215,942,406
                                                                                             =============
Net assets applicable to outstanding shares:              Class A                            $ 142,578,517
                                                          Class B                            $  73,055,775
                                                          Class C                            $     223,934
                                                          Class Y                            $      84,180
Net asset value per share of outstanding capital stock:   Class A shares      38,613,077 $            3.69
                                                          Class B shares      20,519,262 $            3.56
                                                          Class C shares          62,840 $            3.56
                                                          Class Y shares          22,638 $            3.72
                                                                                  ------ -----------------

See accompanying notes to financial statements.

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12   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Statement of operations
AXP Emerging Markets Fund

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                     $  5,109,231
Interest                                                                                         1,208,803
     Less foreign taxes withheld                                                                  (717,506)
                                                                                                  --------
Total income                                                                                     5,600,528
                                                                                                 ---------
Expenses (Note 2):
Expenses allocated from Emerging Markets Portfolio                                               3,383,860
Distribution fee
     Class A                                                                                       463,283
     Class B                                                                                       958,721
     Class C                                                                                         1,487
Transfer agency fee                                                                                980,044
Incremental transfer agency fee
     Class A                                                                                        73,846
     Class B                                                                                        61,972
     Class C                                                                                            87
Service fee -- Class Y                                                                                  89
Administrative services fees and expenses                                                          278,576
Compensation of board members                                                                        9,235
Printing and postage                                                                               124,796
Registration fees                                                                                   74,312
Audit fees                                                                                           6,250
Other                                                                                                6,195
                                                                                                     -----
Total expenses                                                                                   6,422,753
     Earnings credits on cash balances (Note 2)                                                     (9,766)
                                                                                                    ------
Total net expenses                                                                               6,412,987
                                                                                                 ---------
Investment income (loss) -- net                                                                   (812,459)
                                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                     (89,300,066)
     Foreign currency transactions                                                              (3,194,332)
                                                                                                ----------
Net realized gain (loss) on investments                                                        (92,494,398)
Net change in unrealized appreciation (depreciation) on investments and
     on translation of assets and liabilities in foreign currencies                             19,031,752
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                          (73,462,646)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $(74,275,105)
                                                                                              ============

See accompanying notes to financial statements.

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13   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Emerging Markets Fund

Year ended Oct. 31,                                                                 2001              2000
Operations and distributions
Investment income (loss) -- net                                            $    (812,459)    $  (2,972,348)
Net realized gain (loss) on investments                                      (92,494,398)       64,743,563
Net change in unrealized appreciation (depreciation) on investments and
     on translation of assets and liabilities in foreign currencies           19,031,752       (78,218,552)
                                                                              ----------       -----------
Net increase (decrease) in net assets resulting from operations              (74,275,105)      (16,447,337)
                                                                             -----------       -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                  (1,839)          (33,494)
         Class C                                                                      (1)               --
         Class Y                                                                      (1)               --
                                                                                      --               ---
Total distributions                                                               (1,841)          (33,494)
                                                                                  ------           -------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 6)                                           99,235,687       185,979,138
     Class B shares                                                            7,259,128        36,626,536
     Class C shares                                                              180,607           110,676
     Class Y shares                                                               22,492         1,149,750
Reinvestment of distributions at net asset value
     Class A shares                                                                1,817            32,734
     Class C shares                                                                    1                --
     Class Y shares                                                                    1                --
Payments for redemptions
     Class A shares                                                         (142,436,235)     (193,753,539)
     Class B shares (Note 2)                                                 (28,139,067)      (39,705,855)
     Class C shares (Note 2)                                                     (10,467)               --
     Class Y shares                                                               (5,951)       (1,100,386)
                                                                                  ------        ----------
Increase (decrease) in net assets from capital share transactions            (63,891,987)      (10,660,946)
                                                                             -----------       -----------
Total increase (decrease) in net assets                                     (138,168,933)      (27,141,777)
Net assets at beginning of year                                              354,111,339       381,253,116
                                                                             -----------       -----------
Net assets at end of year                                                  $ 215,942,406     $ 354,111,339
                                                                           =============     =============
Undistributed net investment income                                        $           1     $       1,599
                                                                           -------------     -------------

See accompanying notes to financial statements.

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14   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Emerging Markets Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 347 shares of capital stock at $5.77 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio
The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with long-term growth of capital by investing primarily in stocks of companies in developing countries offering growth potential.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2001 was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

-------------------------------------------------------------------------------
15   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $812,702 and accumulated net realized loss has been decreased by $3,194,332 resulting in a net reclassification adjustment to decrease additional paid-in capital by $4,007,034.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

-------------------------------------------------------------------------------
16   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $296,630 for Class A, $113,764 for Class B and $29 for Class C for the year ended Oct. 31, 2001.

During the year ended Oct. 31, 2001, the Fund's transfer agency fees were reduced by $9,766 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2001
                                             Class A      Class B     Class C     Class Y
Sold                                      23,273,039     1,734,419     44,796       5,177
Issued for reinvested distributions              417            --         --          --
Redeemed                                 (33,322,106)   (6,879,729)    (2,837)     (1,347)
                                         -----------    ----------     ------      ------
Net increase (decrease)                  (10,048,650)   (5,145,310)    41,959       3,830
                                         -----------    ----------     ------       -----

                                                      Year ended Oct. 31, 2000
                                             Class A     Class B      Class C*     Class Y
Sold                                      30,898,221     6,042,695     20,881     192,499
Issued for reinvested distributions            5,208            --         --          --
Redeemed                                 (32,678,203)   (6,951,867)        --    (184,764)
                                         -----------    ----------     ------     --------
Net increase (decrease)                   (1,774,774)     (909,172)    20,881       7,735
                                          ----------      --------     ------       -----

* Inception date was June 26, 2000.

4. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $155,518,311 as of Oct. 31, 2001, that will expire in 2005 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2001.

-------------------------------------------------------------------------------
17   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

6. FUND MERGER
As of the close of business on July 14, 2000, AXP Emerging Markets Fund acquired the assets and assumed the identified liabilities of Strategist Emerging Markets Fund.

The aggregate net assets of AXP Emerging Markets Fund immediately before the acquisition were $478,530,538.

The merger was accomplished by a tax-free exchange of 151,851 shares of Strategist Emerging Markets Fund valued at $768,843.

In exchange for the Strategist Emerging Markets Fund shares and net assets, AXP Emerging Markets Fund issued the following number of shares:

                                         Shares              Net assets
Class A                                  127,003               $768,843

Strategist Emerging Markets Fund's net assets at that date consisted of capital stock of $693,194 and unrealized appreciation of $75,649.

7. NEW ACOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
18   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 4.81        $4.99        $3.44       $ 5.33         $5.00
                                                        ------        -----        -----       ------         -----
Income from investment operations:
Net investment income (loss)                                --         (.02)         .02          .04           .01
Net gains (losses) (both realized and unrealized)        (1.12)        (.16)        1.54        (1.79)          .33
                                                         -----         ----         ----        -----           ---
Total from investment operations                         (1.12)        (.18)        1.56        (1.75)          .34
Less distributions:
Dividends from net investment income                        --           --         (.01)         --           (.01)
Distributions from realized gains                           --           --           --         (.14)           --
                                                         -----         ----         ----        -----           ---
Total distributions                                         --           --         (.01)        (.14)         (.01)
                                                         -----         ----         ----        -----           ---
Net asset value, end of period                          $ 3.69        $4.81        $4.99       $ 3.44         $5.33
                                                        ------        -----        -----       ------         -----
Ratios/supplemental data
Net assets, end of period (in millions)                   $143         $234         $251         $187          $243
                                                          ----         ----         ----         ----          ----
Ratio of expenses to average daily net assets(d)         2.02%        1.83%        2.03%        1.93%         1.90%(e),(h)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.02%)       (.38%)        .14%         .82%          .28%(h)
                                                         ----         ----          ---          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                    193%         143%         143%         108%           87%
                                                          ---          ---          ---          ---            --
Total return(i)                                        (23.28%)      (3.60%)      45.13%      (33.74%)        6.84%
                                                       ------        -----        -----       ------          ----
Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 4.67        $4.88        $3.39       $ 5.29         $5.00
                                                        ------        -----        -----       ------         -----
Income from investment operations:
Net investment income (loss)                              (.04)        (.07)        (.05)          --          (.04)
Net gains (losses) (both realized and unrealized)        (1.07)        (.14)        1.54        (1.76)          .33
                                                         -----         ----         ----        -----           ---
Total from investment operations                         (1.11)        (.21)        1.49        (1.76)          .29
                                                         -----         ----         ----        -----           ---
Less distributions:
Distributions from realized gains                           --           --           --         (.14)           --
                                                         -----         ----         ----        -----           ---
Net asset value, end of period                          $ 3.56        $4.67        $4.88       $ 3.39         $5.29
                                                        ------        -----        -----       ------         -----

Ratios/supplemental data
Net assets, end of period (in millions)                    $73         $120         $130          $97          $114
                                                           ---         ----         ----          ---          ----
Ratio of expenses to average daily net assets(d)         2.79%        2.60%        2.81%        2.71%         2.67%(f),(h)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.80%)      (1.14%)       (.63%)        .07%         (.50%)(h)
                                                         ----        -----         ----          ---          ----
Portfolio turnover rate
     (excluding short-term securities)                    193%         143%         143%         108%           87%
                                                          ---          ---          ---          ---            --
Total return(i)                                        (23.77%)      (4.30%)      43.87%      (34.24%)        6.07%
                                                       ------        -----        -----       ------          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
19   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000(c)
Net asset value, beginning of period                    $ 4.68        $5.64
                                                        ------        -----
Income from investment operations:
Net investment income (loss)                              (.04)        (.01)
Net gains (losses) (both realized and unrealized)        (1.08)        (.95)
                                                         -----         ----
Total from investment operations                         (1.12)        (.96)
                                                         -----         ----
Net asset value, end of period                          $ 3.56        $4.68
                                                        ------        -----

Ratios/supplemental data
Net assets, end of period (in millions)                    $--          $--
                                                           ---          ---
Ratio of expenses to average daily net assets(d)         2.79%        2.60%(h)
                                                         ----         ----
Ratio of net investment income (loss)
     to average daily net assets                         (.63%)      (2.06%)(h)
                                                         ----        -----
Portfolio turnover rate
     (excluding short-term securities)                    193%         143%
                                                          ---          ---
Total return(i)                                        (23.93%)     (17.02%)
                                                       ------       ------

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 4.83        $4.99        $3.45       $ 5.33         $5.00
                                                        ------        -----        -----       ------         -----
Income from investment operations:
Net investment income (loss)                               .01         (.01)         .02          .04           .01
Net gains (losses) (both realized and unrealized)        (1.12)        (.15)        1.53        (1.78)          .33
                                                         -----         ----         ----        -----           ---
Total from investment operations                         (1.11)        (.16)        1.55        (1.74)          .34
                                                         -----         ----         ----        -----           ---
Less distributions:
Dividends from net investment income                        --           --         (.01)         --           (.01)
Distributions from realized gains                           --           --           --         (.14)           --
                                                         -----         ----         ----        -----           ---
Total distributions                                         --           --         (.01)        (.14)         (.01)
                                                         -----         ----         ----        -----           ---
Net asset value, end of period                          $ 3.72        $4.83        $4.99       $ 3.45         $5.33
                                                        ------        -----        -----       ------         -----
Ratios/supplemental data
Net assets, end of period (in millions)                    $--          $--          $--          $--           $--
                                                           ---          ---          ---          ---           ---
Ratio of expenses to average daily net assets(d)         1.84%        1.66%        1.88%        1.86%          1.75(g),(h)
                                                         ----         ----         ----         ----           ----
Ratio of net investment income (loss)
     to average daily net assets                          .21%        (.29%)       1.18%        1.03%          .33%(h)
                                                          ---         ----         ----         ----           ---
Portfolio turnover rate
     (excluding short-term securities)                    193%         143%         143%         108%           87%
                                                          ---          ---          ---          ---            --
Total return(i)                                        (22.98%)      (3.21%)      45.29%      (33.66%)        6.86%
                                                       ------        -----        -----       ------          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
20   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997.
(c)  Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) During the period from Nov. 13, 1996 to Oct. 31, 1997, AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.92%.
(f) During the period from Nov. 13, 1996 to Oct. 31, 1997, AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.69%.
(g) During the period from Nov. 13, 1996 to Oct. 31, 1997, AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.77%.
(h)  Adjusted to an annual basis.
(i)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
21   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

-------------------------------------------------------------------------------
22   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)*
     (identified cost $233,065,788)                                                           $224,894,460
Cash in bank on demand deposit (including foreign currency holdings of $2,309,601)               2,382,811
Dividends and accrued interest receivable                                                          236,972
Receivable for investment securities sold                                                          182,555
                                                                                                   -------
Total assets                                                                                   227,696,798
                                                                                               -----------
Liabilities
Payable for investment securities purchased                                                      1,083,280
Payable upon return of securities loaned (Note 4)                                               10,410,000
Accrued investment management services fee                                                           6,584
Other accrued expenses                                                                             116,757
                                                                                                   -------
Total liabilities                                                                               11,616,621
                                                                                                ----------
Net assets                                                                                    $216,080,177
                                                                                              ============
*Including securities on loan, at value (Note 4)                                              $  9,805,200
                                                                                              ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                     $  5,110,546
Interest                                                                                         1,209,106
     Less foreign taxes withheld                                                                  (717,690)
                                                                                                  --------
Total income                                                                                     5,601,962
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                               3,039,690
Custodian fees                                                                                     308,004
Compensation of board members                                                                        9,985
Audit fees                                                                                          18,500
Other                                                                                               17,781
                                                                                                    ------
Total expenses                                                                                   3,393,960
     Earnings credits on cash balances (Note 2)                                                     (9,245)
                                                                                                    ------
Total net expenses                                                                               3,384,715
                                                                                                 ---------
Investment income (loss) -- net                                                                  2,217,247
                                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                            (89,321,941)
     Foreign currency transactions                                                              (3,195,090)
                                                                                                ----------
Net realized gain (loss) on investments                                                        (92,517,031)
Net change in unrealized appreciation (depreciation) on investments and
     on translation of assets and liabilities in foreign currencies                             19,035,722
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                          (73,481,309)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $(71,264,062)
                                                                                              ------------

Statements of changes in net assets
Emerging Markets Portfolio

Year ended Oct. 31,                                                                 2001              2000
Operations
Investment income (loss) -- net                                            $   2,217,247      $  1,300,506
Net realized gain (loss) on investments                                      (92,517,031)       64,876,197
Net change in unrealized appreciation (depreciation) on investments and
     on translation of assets and liabilities in foreign currencies           19,035,722       (78,233,788)
                                                                              ----------       -----------
Net increase (decrease) in net assets resulting from operations              (71,264,062)      (12,057,085)
Net contributions (withdrawals) from partners                                (66,911,990)      (15,641,045)
                                                                             -----------       -----------
Total increase (decrease) in net assets                                     (138,176,052)      (27,698,130)
Net assets at beginning of year                                              354,256,229       381,954,359
                                                                             -----------       -----------
Net assets at end of year                                                  $ 216,080,177      $354,256,229
                                                                           =============      ============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of issuers in countries with developing or emerging markets. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

-------------------------------------------------------------------------------
25   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

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26   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Emerging Markets Fund to the Lipper Emerging Markets Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $51,235 for the year ended Oct. 31, 2001.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by theTrust or Portfolio and approved by the board.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2001, the Portfolio's custodian fees were reduced by $9,245 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $483,078,456 and $531,066,617, respectively, for the year ended Oct. 31, 2001. For the same period, the portfolio turnover rate was 193%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of Oct. 31, 2001, securities valued at $9,805,200 were on loan to brokers. For collateral, the Portfolio received $10,410,000 in cash. Income from securities lending amounted to $60,260 for the year ended Oct. 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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27   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Investments in Securities
Emerging Markets Portfolio

Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (81.7%)(c)
Issuer                                Shares                   Value(a)

Brazil (4.2%)
Beverages & tobacco (1.1%)
Companhia de Bebidas
     das Americas ADR                144,743                 $2,350,626

Energy (1.6%)
Petroleo Brasileiro                  168,502                  3,352,491

Paper & packaging (1.5%)
Aracruz Celulose ADR                 193,104                  3,379,320

Chile (1.2%)
Utilities -- electric
Empresa Nacional
     de Electricidad                 289,623                  2,519,720

China (1.1%)
Energy equipment & services
CNOOC                              2,511,500                  2,463,202

Hong Kong (4.4%)
Communications equipment & services (1.0%)
China Mobile                         702,000(b)               2,128,500

Energy equipment & services (1.0%)
PetroChina                        10,908,000                  2,055,738

Multi-industry conglomerates (1.2%)
Beijing Enterprises                2,248,000                  2,795,590

Utilities -- electric (1.2%)
Beijing Datang Power
     Generation Cl H               6,930,000                  2,532,115

Hungary (2.4%)
Banks and savings & loans
OTP Bank ADR                          99,731                  5,230,891

India (8.6%)
Banks and savings & loans (1.1%)
HDFC Bank ADR                        158,900(b)               2,418,458

Beverages & tobacco (1.4%)
ITC GDR                              205,250                  2,938,253

Health care (2.2%)
Dr. Reddy's Laboratories             226,130                  4,925,007

Household products (1.9%)
Hindustan Lever                      896,687                  4,023,787

Textiles & apparel (1.0%)
Reliance Inds GDR                    181,338(d,f)             2,103,521

Utilities -- telephone (1.0%)
Videsh Sanshar Nigam                 450,697                  2,160,979

Israel (1.1%)
Health care
Teva Pharmaceutical Inds ADR          37,238                  2,301,308

Malaysia (2.9%)
Automotive & related (1.0%)
Perusahaan Otomobil
     Nasional Berhad               1,493,000                  2,160,921

Financial services (1.0%)
Commerce Asset
     Holding Berhad                1,179,000                  2,078,763

Industrial equipment & services (0.9%)
Sime Darby Berhad                  1,766,000                  2,026,253

Mexico (12.0%)
Beverages & tobacco (2.2%)
Coca-Cola Femsa ADR                  120,252                  2,415,863
Fomento Economico
     Mexicano ADR                     77,105                  2,390,255
Total                                                         4,806,118

Communications equipment & services (1.7%)
America Movil ADR Cl L               251,945                  3,779,175

Financial services (2.7%)
Grupo Financiero
     BBVA Bancomer Cl O            7,615,100(b,f)             5,761,533

Retail (0.9%)
Wal-Mart de Mexico                   861,514                  2,050,426

Utilities -- telephone (4.5%)
Telefonos de Mexico ADR Cl L         283,896                  9,669,498

Peru (1.1%)
Metals
Compania de Minas
     Buenaventura ADR                113,106                  2,291,528

See accompanying notes to investments in securities.
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28   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Poland (1.9%)
Banks and savings & loans (0.8%)
Bank Polska Kasa Opieki               96,439(b)              $1,779,448

Utilities -- telephone (1.1%)
Telekomunikacja Polska               622,764(b)               2,321,020

Russia (6.7%)
Communications equipment & services (1.3%)
Mobile Telesystems ADR               103,700(b)               2,936,784

Energy (2.2%)
Lukoil Holding ADR                    51,375                  2,273,349
YUKOS ADR                             40,800(f)               2,283,984
Total                                                         4,557,333

Miscellaneous (1.3%)
Surgutneftegaz ADR                   209,662                  2,746,572

Utilities -- electric (0.9%)
XAO Mosenergo ADR                    580,382                  1,865,928

Utilities -- gas (1.0%)
OAO Gazprom ADR                      263,037(f)               2,262,118

South Africa (9.0%)
Banks and savings & loans (0.9%)
ABSA Group                           537,720                  1,893,661

Beverages & tobacco (2.0%)
South African Breweries              708,384                  4,418,289

Energy equipment & services (2.1%)
Sasol                                549,589                  4,797,842

Insurance (1.0%)
Sanlam                             2,295,000                  2,142,266

Metals (1.0%)
Gold Fields                          468,000                  2,124,700

Multi-industry conglomerates (2.0%)
Remgro                               642,700                  4,369,929

South Korea (12.0%)
Banks and savings & loans (3.9%)
H&CB                                 233,460                  6,084,382
Shinhan Financial Group              255,960(b)               2,203,825
Total                                                         8,288,207

Communications equipment & services (2.7%)
SK Telecom                            30,450                  5,772,568

Electronics (1.1%)
Samsung Electronics                   17,530                  2,348,614

Household products (1.1%)
LG Household & Health Care           114,085(b)               2,471,108

Utilities -- electric (1.5%)
Korea Electric Power                 203,340                  3,203,194

Utilities -- telephone (1.7%)
Korea Telecom                        101,140                  3,748,819

Taiwan (8.0%)
Banks and savings & loans (1.0%)
Bank Sinopac                       5,234,000(b)               2,107,244

Computers & office equipment (2.6%)
Asustek Computer                     878,250                  3,001,694
Quanta Computer                    1,225,000                  2,625,634
Total                                                         5,627,328

Electronics (4.4%)
Hon Hai Precision Inds               732,656                  2,716,292
Taiwan Semiconductor Mfg           3,844,357(b)               6,792,346
Total                                                         9,508,638

Thailand (1.7%)
Energy equipment & services (0.9%)
PTT Exploration                      860,500                  1,895,756

Media (0.8%)
BEC World Public                     403,400                  1,822,563

Turkey (1.3%)
Banks and savings & loans
Yapi Kredit Finance            1,484,739,730                  2,706,314

United Kingdom (2.1%)
Metals
Anglo American Place                 200,675                  2,568,206
BHP Billiton                         473,836                  2,015,617
Total                                                         4,583,823

Total common stocks
(Cost: $184,633,776)                                       $176,603,787

Preferred stocks (2.2%)(c)
Issuer                                Shares                   Value(a)
Brazil
Banco Itau                        36,923,000(b)              $2,355,327
Companhia Vale do
     Rio Doce Cl A                   110,700(b)               2,318,585

Total preferred stocks
(Cost: $4,812,150)                                           $4,673,912

See accompanying notes to investments in securities.

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29   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Short-term securities (20.2%)
Issuer                    Annualized           Amount          Value(a)
                       yield on date       payable at
                         of purchase         maturity

U.S. government agencies (16.5%)
Federal Home Loan Bank Disc Nts
     11-23-01                 2.27%        $5,000,000        $4,992,749
     11-23-01                 2.45          3,600,000         3,594,365
     11-30-01                 2.18          3,000,000         2,994,550
     12-19-01                 2.29          3,900,000         3,887,631
Federal Home Loan Mtge Corp Disc Nt
     12-07-01                 2.24          6,200,000         6,185,790
Federal Natl Mtge Assn Disc Nts
     11-30-01                 2.19          5,000,000         4,990,875
     12-12-01                 2.34            600,000           598,299
     12-13-01                 2.30          8,400,000         8,377,023
Total                                                        35,621,282

Commercial paper (3.7%)
Cargill
     11-08-01                 2.42          1,900,000(e)      1,898,978
Emerson Electric
     11-15-01                 2.35          2,300,000(e)      2,297,748
Gannett
     11-05-01                 2.50          1,700,000(e)      1,699,410
Heinz (HJ)
     11-06-01                 2.46          1,500,000(e)      1,499,385
Southern Co Funding
     11-01-01                 2.55            600,000(e)        599,958
Total                                                         7,995,479

Total short-term securities
(Cost: $43,619,862)                                         $43,616,761

Total investments in securities
(Cost: $233,065,788)(g)                                    $224,894,460

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) Security is partially or fully on loan. See Note 4 to the financial statements
(g) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $234,959,688 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  8,146,544
     Unrealized depreciation                                (18,211,772)
                                                            -----------
     Net unrealized depreciation                           $(10,065,228)
                                                           ------------

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30   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Emerging Markets Fund
Fiscal year ended Oct. 31, 2001

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.00004
Total distributions                                            $0.00004

Class C
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.00006
Total distributions                                            $0.00006

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2000                                                  $0.00007
Total distributions                                            $0.00007

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31   AXP EMERGING MARKETS FUND -- ANNUAL REPORT

AXP Emerging Markets Fund                                       PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: IDEAX        Class B: IEMBX
Class C: N/A          Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6354 J (12/01)